UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2018

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Suite 1200 Midland, Texas		79701
(Address of principal executive offices)		(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 11, 2018, Diamondback Energy, Inc. (the “Company”), Ajax Resources, LLC (“Ajax”) and F&A Wylie Investments, LLC (“F&A Wylie” and, together with Ajax, the “Selling Stockholders”), entered into an ATM Equity Offering SM Sales Agreement (the “Sales Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sales agent (the “Agent”), in connection with potential sales from time to time during the term of the Sales Agreement by Ajax of up to 1,985,745 shares of the Company’s common stock, $0.01 per share par value (the “Ajax Shares”), and by F&A Wylie of up to 37,738 shares of the Company’s common stock, $0.01 per share par value (the “Wylie Shares” and, together with the Ajax Shares, the “Secondary Shares”). The Secondary Shares were previously acquired by the Selling Stockholders from the Company in connection with the Company’s acquisition of certain assets from Ajax under that certain Purchase and Sale Agreement, dated as of July 22, 2018, by and among Ajax, the Company and Diamondback E&P LLC.

The Selling Stockholders will pay the Agent a commission of up to 2.0% of the gross sales price for Shares sold under the Sales Agreement and have agreed to reimburse the Agent for certain of their legal fees and expenses incurred in connection with the offering and sale of the Secondary Shares.

The preceding description of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Secondary Shares that may be offered and sold from time to time by the Selling Stockholders under the Sales Agreement were registered for resale under the Company’s Registration Statement on Form S-3 (File No. 333-228584) (the “Registration Statement”), as contemplated by the terms of that certain Registration Rights Agreement, dated as of October 31, 2018, by and between the Company and Ajax. The Registration Statement became automatically effective upon filing with the Securities and Exchange Commission on November 29, 2018.

The Agent and/or certain of its affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In particular, an affiliate of the Agent serves as a lender and/or agent under the credit agreements with the Company and a subsidiary of Viper Energy Partners LP, a publicly traded subsidiary of the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	ATM Equity OfferingSM Sales Agreement, dated December 11, 2018, by and among Diamondback Energy, Inc., Ajax Resources, LLC, F&A Wylie Investments, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sales agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: December 11, 2018
	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary